WARRANTY OBLIGATIONS AND OTHER GUARANTEES	12 Months Ended
Dec. 31, 2013
WARRANTY OBLIGATIONS AND OTHER GUARANTEES
WARRANTY OBLIGATIONS AND OTHER GUARANTEES

NOTE 10—WARRANTY OBLIGATIONS AND OTHER GUARANTEES

        The Company provides a standard warranty on its equipment and terminal sales for a period generally ranging from one to two years from the time of final acceptance. At times, the Company has entered into arrangements to provide limited warranty services for periods longer than two years. The Company provides for the expected cost of product warranties at the time that revenue is recognized based on an assessment of past warranty experience and when specific circumstances dictate. The Company assesses the adequacy of its recorded warranty liability every quarter and makes adjustments to the liabilities if necessary. Specific warranty accruals are reversed upon the expiration of the warranty period and are recorded as a reduction of cost of net sales. From time to time, the Company may be subject to additional costs related to non-standard warranty claims from its customers. If and when this occurs, the Company estimates additional accruals based on historical experience, communication with its customers and various assumptions that the Company believes to be reasonable under the circumstances. Such additional warranty accruals are recorded in the period in which the additional costs are identified.

(In thousands)
Balance at December 31, 2010	$7,734

Accruals for warranties issued during the period (benefit from expirations), net	(191)
Settlements made during the period	(2,883)

Balance at December 31, 2011	4,660

Accruals for warranties issued during the period (benefit from expirations), net	2,039
Warranty reserve derecognized upon IPTV divestiture	(2,507)
Settlements made during the period	(2,863)

Balance at December 31, 2012	1,329

Accruals for warranties issued during the period (benefit from expirations), net	(473)
Settlements made during the period	(239)

Balance at December 31, 2013	$617

        Certain of the Company's sales contracts include provisions under which customers would be indemnified by the Company in the event of, among other things, a third-party claim against the customer for intellectual property rights infringement related to the Company's products. There are no limitations on the maximum potential future payments under these guarantees. Historically, the Company has not incurred material costs as a result of obligations under these agreements. It is not possible to determine the aggregate maximum potential loss under these indemnification agreements due to the limited history of prior indemnification claims and the unique facts and circumstances involved in each particular agreement.